Education Realty Trust, Inc
We pioneered
EDR Properties
EDR Overview
Industry Overview
EDR's Recent Acquisitions
Development
Property Management
2006 Outlook
Contact Info
Safe Harbor

Exhibit 99.1
Education Realty Trust, Inc

We pioneered

EDR Properties

EDR Overview

Industry Overview

EDR's Recent Acquisitions

Development

Property Manegement

2006 Outlook

Contact Info

Safe Harbor

Education Realty Trust, Inc.

Investor Presentation

Morgan Keegan & Company, Inc.
Investor Presentation
Memphis, Tennessee

March 23, 2006

EDUCATION REALTY Trust
America's Leader In Collegiate Student Housing

EDR Properties

EDR Properties

About 20 percent of our owned and managed beds are in collegiate communities in the fast-growing state of Florida and we benefit from good geographic diversity in the East, Midwest and South. EDR's senior management views schools in California and other selected Western markets as opportunities for future expansion. All our properties are designed and managed with students in mind. Life at our student properties reinforces the student's educational goals. In addition, through cultural and development programs coordinated by our property staff, residents can participate in a wide variety of activities, including nutrition and fitness seminars, community outreach programs, intramural sports, campus service projects and classes on career planning, time management, study skills and more.



The Lofts at the University of Central Florida



University Village at California State University-San Marcos



Players Club at Florida State University



The Reserve at Clemson University



The Reserve at Columbia at the University of Missouri



Campus Village at the University of Colorado, Denver

Education Realty Trust

America's Leader in Collegiate Student Housing

EDR Overview

Education Realty Trust, Inc. (NYSE: EDR) is one of America's largest owners and managers of student housing and the industry's leading pure play student housing company.

EDR Profile

- EDR owns 39 off-campus student housing properties
- EDR leases and manages 20 student housing communities for third-party owners
- EDR develops student housing properties for universities with 4,368 beds under construction or in development
- EDR will manage 1,797 of the 4,368 beds currently under construction or development

EDR Differentiators

- Leader and innovator in the student housing industry since 1964
- Most experienced management team in student housing
- Executive team has worked together in student housing for a combined total of 170 years

Education Realty Trust
America's Leader in Collegiate Student Housing

Among the Universities Served by Education Realty Trust:

Owned and managed properties:
- Auburn University
- Augusta State University
- Clemson University
- Florida State University
- Middle Tennessee State University
- North Carolina State University
- The Ohio State University
- Oklahoma State University
- Pennsylvania State University
- Purdue University
- Texas Tech University
- University of Arizona
- University of Florida
- University of Georgia
- University of South Florida
- University of Kansas
- University of Mississippi
- University of Missouri
- University of South Carolina
- University of Central Florida
- University of Tennessee
- Western Kentucky University
- Western Michigan University

Recent acquisitions:
- Clayton College & State University
- Clemson University
- Georgia Southern University
- Jacksonville State University
- Macon State College
- Murray State University
- Southeast Missouri State University
- State University of West Georgia
- Troy State University
- University of Tennessee at Martin
- Western Kentucky University

Managed properties:
- Alabama A&M University
- Bloomsburg University of Pennsylvania
- Cal. State University-San Marcos
- Clarion University of Pennsylvania
- Lock Haven University of Pennsylvania
- Salisbury University (2)
- University of Cincinnati (2)
- University of Illinois
- University of Louisville (3)
- University of North Carolina
- University of Northern Colorado
- University of Oklahoma
- University of Texas

Properties in development:
- California University of Pennsylvania
- Indiana University of Pennsylvania
- Slippery Rock University
- University of Alabama, Birmingham (Leasing underway)
- University of Colorado, Denver (Leasing underway)
- University of Louisville (Leasing underway)

Legend: Owned and managed properties; Recent acquisitions; Managed properties; Properties in development

EDR Overview

EDR's portfolio stretches from Salisbury University on Maryland's Eastern Shore to California State University – San Marcos.

EDR's predecessor company, Allen & O'Hara, Inc., started in Memphis, Tennessee in the early 1950s as a commercial real estate developer, builder and manager, building and managing many of the early Holiday Inns. The company's hospitality experience transferred easily as the Baby Boom generation started college and the company moved into student housing.

In 1964, EDR's predecessor became the first national company to own, build and operate student residence halls and introduced the concept of privately operated student housing.

As Baby Boomers went to college, universities built dormitories meant to keep up with their growing numbers. However, over the years, tastes changed. And as the children of Baby Boomers headed to college, they wanted private bedrooms and private bathrooms.

In response, new purpose-built student housing took shape, offering fully furnished, garden-style apartments with private bedrooms and bathrooms, full-sized kitchens with all appliances, in-unit washers and driers and high speed Internet access and cable television.

While student communities are usually more expensive to build, manage and maintain than conventional multi-family housing, revenues generally are higher because space is leased on a per-bed rather than a per-unit basis. And all leases are backed by notarized parental guarantees.

These days, the trends of rising college enrollment growth, aging of existing on-campus dorms and highly fragmented ownership of off-campus housing create a keen opportunity for privatization of student housing communities.

With this opportunity in clear view, Education Realty Trust, Inc., was formed and went public in early 2005. Since then, EDR has used proceeds from its IPO to acquire properties and bring them up to company standards. And led by the industry's most experienced management team, EDR has driven occupancy at its properties higher.

As a result, EDR started the '05-'06 academic year with occupancy at 96 percent, up from 88 percent a year ago.


University Towers-NC State

EDR Portfolio Occupancy

Properties	Occupancy Dec. 31, 2005	Occupancy Dec. 31, 2004	2005 vs. 2004 variance
Total EDR-owned properties	94.3%	90.3%	4.0
Total EDR managed properties	92.7%	84.7%	8.0
Total EDR-owned and managed properties	93.8%	88.7%	5.1

Industry Overview

Education Realty Trust
America's Leader in Collegiate Student Housing

Trends Driving Growth Opportunities

Steady growth in college enrollment
- 1.5 million new students by 2010
- "Echo boom" demographics

7.5 million current beds
- 70% off-campus
- 30% on-campus

Aging, obsolete on-campus dorms
- Limited new supply
- Declining dorm capacity

$159 billion off-campus property value
- $23 billion per year rental market
- Highly fragmented private ownership

Annual College Enrollment Trends (in Thousands)



18,000
17,000
16,000
15,000
14,000
13,000
12,000
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Total enrollment in all degree-granting institutions: Fall 1988 to Fall 2013

Student Housing Market Highly Fragmented Ownership

(Estimated $100 billion in assets)



Top five corporate owners 3%, vs private and institutionally owned 97%

Sources: Projections of Education Statistics of 2013. US Department of Education, National Center for Education Statistics 2003 and JPMorgan

EDR's Recent Acquisitions

Education Realty Trust
America's Leader in Collegiate Student Housing


EDR headquarters
Owned and managed properties
Recent acquisitions
Managed properties
Properties in development
Murray Place
Murray State
University
408 Beds
Western Place
Western Kentucky
University
504 Beds
Berkeley Place
Clemson University
480 Beds
Clemson Place
Clemson University
288 Beds
River Place
State University of
West Georgia
504 Beds
Carrollton Place
State University of
West Georgia
336 Beds
Statesboro Place
Georgia Southern
University
528 Beds
Macon Place
Macon State College
336 Beds
Clayton Place I & II
Clayton College &
State University
854 Beds
Troy Place
Troy State University
408 Beds
Jacksonville Place
Jacksonville State
University
504 Beds
Martin Place
University of
Tennessee at Martin
384 Beds
Cape Place
Southeast Missouri
State University
360 Beds

Elements of EDR's Property Acquisition Criteria

- Quality of school
- Purpose-built student housing
- Location
- Upside opportunity
- Repositioning opportunity
- Acquire below replacement cost

Development

Through the years, EDR's development company subsidiary, Allen & O'Hara Development Company, LLC, and its predecessor have developed 69 housing communities serving 49 universities. These include virtually all types of housing ranging from 200 to 1,400 beds; residence halls to apartments; low-rise to high-rise; freshmen to upper class, graduate, and faculty housing; and mixed-use projects including housing, retail, offices and parking structures.

Recent on-campus student housing communities include:

Indiana University of Pennsylvania - Allen & O'Hara has been selected to develop Phase I (734 beds) of the eventual four phase replacement of all 3,600 beds on the IUP campus. When completed, the entire IUP housing stock will be brand new. This is believed to be the largest university replacement housing plan in the U.S.

University of Louisville - Allen & O'Hara is now under way with its fourth on-campus project in four years at the UofL for a total of 1,288 beds. Housing in these communities include apartments and residence hall units, and the latest complex incorporates five Greek chapter houses plus 350 residence hall beds. All of the communities are operated by Allen & O'Hara Education Services.

University of Alabama, Birmingham - Allen & O'Hara is under construction with a 753-bed freshmen residence hall on the campus of UAB. The community will contain semi-suites and extensive study and recreational amenities and be located adjacent to the new University dining hall and campus green. The complex includes a Freshmen Commons for use by all freshmen on campus. Allen & O'Hara will manage the community upon completion.

Slippery Rock University - Allen & O'Hara was selected to design and develop new housing to replace 2,200 beds of the total 2,800 housing stock on campus. The remaining 600 beds will be renovated. Phase I of 1,390 beds is under construction and will be completed in 2006. The community will include a high ratio of private bedroom suites as well as extensive study amenities and the Honors College.

Pennsylvania State System of Higher Education - Allen & O'Hara is a partner in the development team for housing at four other universities in the Pennsylvania university system. Over 2,200 beds were completed in 2004 and 2005 with an additional 447 beds currently under construction. Allen & O'Hara Education Services manages three of these housing facilities with a total of 1,471 beds.

University of Colorado, Denver - Allen & O'Hara is a partner in the development of a 685-bed urban apartment and residence hall building that will house University freshmen and international students. The facility will be completed in 2006, and Allen & O'Hara Education Services will manage the housing community.


University of Colorado, Denver


University of Alabama, Birmingham


University of Louisville

Education Realty Trust
America's Leader in Collegiate Student Housing


University of Colorado, Denver


University of Alabama, Birmingham


University of Louisville

Over four decades, we have housed more than 450,000 students. EDR's property management subsidiary, Allen & O'Hara Education Services, Inc., is committed to long-term partnerships with educational institutions. At 25 universities, our property management relationships have been ongoing for between 15 years and 42 years. No other student housing firm has provided management and Residence Life programming to so many students over such a long period of time. Among its recent successes, Allen & O'Hara Education Services, Inc. is well underway with initial leasing activities for soon-to-be-completed collegiate communities in Birmingham, Denver and Louisville. As of March 13, 2006, as a group the three are more than 37 percent pre-leased for the upcoming '06-07 academic year, in line with market expectations.

EDR Portfolio Leasing

Properties	Pre-leased March 13, 2006	Pre-leased March 13, 2005	2006 vs. 2005 variance
EDR Predecessor	54.3%	43.4%	10.9
JPI Portfolio	47.4%	46.2%	1.2
New Acquisitions	58.7%	35.9%	22.8
Total EDR-owned property	50.9%	43.7%	7.2
Total AOES-managed	50.2%	42.8%	7.4
Place Properties	47.3%	46.3%	1.0

2006 Outlook

EDR is projecting funds from operations (FFO) of $0.97 to $1.02 per diluted share for 2006. The estimate reflects internal growth from rising occupancy and rental rates, development and third-party management activities, exclusive of anticipated acquisitions. EDR continues to review a robust pipeline of opportunities with a discerning eye for acquisitions that foster the company's prudent growth.

In February, EDR paid a regular cash dividend of $0.30 per share for the fourth quarter of 2005. The company has affirmed its commitment to a 2006 dividend target of $1.19 per diluted share. Payment of the dividend is subject to ongoing review and regular action by the company's board of directors.

This 2006 guidance is based on a number of assumptions. These assumptions include expected 2006 revenues of $111.1 million to $112.3 million from student housing rentals, third-party development consulting services and third-party management services and estimated expenses of $122.5 million to $122.8 million for student housing rental operations, selling, general and administrative costs, depreciation, amortization and interest, among others.

Quarterly Revenue Growth in '05
(in millions of dollars)



13.7
21.9
23.8
27.9
1Q
2Q
3Q
4Q

Quarterly FFO Growth in '05*
(in cents per fully diluted share)



($0.03)
$0.22
$0.03
$0.26
1Q
2Q
3Q
4Q

*Based on shares and units outstanding for the relevant quarter

EDR Dividend History/Forecast



$1.09*
$1.19**
2005
2006

*Based on 11-months of 2005
**Target for 12-months of 2006

EDR '06 FFO Forecast



$29.0 million
$0.97
$1.02
Low Range
High Range

EDR Shares Represent Value

Shares currently trade at the middle of the company's 52-week trading range.



$25
$20
$15
$10
$5
$0
$20.85
$11.58
2005
M
A
M
J
J
A
S
O
N
D
J
F
M

Source: New York Stock Exchange

Contact Info

Officers

Education Realty Trust, Inc.

Paul O. Bower
Chairman, President and CEO

Randall H. Brown
Executive Vice President & Chief Financial Officer

Craig L. Cardwell
Executive Vice President & Chief Investment Officer

William W. Harris
Senior Vice President of Development

Thomas J. Hickey
Senior Vice President of Operations

Wallace L. Wilcox
Vice President - Construction

Susan B. Arrison
Vice President, Human Resources

Allen & O'Hara Development Co., LLC

William W. Harris
President

Thomas Trubiana
Senior Vice President

Charles M. Harris
Vice President

Allen & O'Hara Education Services, Inc.

Thomas J. Hickey
Senior Vice President

Corporate Offices

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117-3725
Phone: 901-259-2500
Fax: 901-259-2594
www.aoinc.com


EDR
LISTED
NYSE
26

Safe Harbor

Forward-looking statements

Statements about EDR's business that are not historic facts, such as the 2006 outlook, are "forward-looking statements." Forward-looking statements are based on current expectations. They involve known and unknown risks and uncertainties that could cause EDR's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Actual results may differ materially, especially in the uncertain economic environment, and may be affected by many factors, including: the ability of the company to successfully acquire additional properties at favorable terms; the successful integration of acquired properties into the company's portfolio; the occupancy levels and the leasing rates achieved at the company's student housing communities; the cost of repairs and renovations; the realization of development services revenue throughout the construction period of development projects; interest rates; the amount of income recognized by the taxable REIT subsidiary and any corresponding income tax expense, and other factors that are described in the company's Annual Report on Form 10-K for the year ended December 31, 2004 under the heading Business Risk Factors. Forward-looking statements speak only as of the date on which they are made, and EDR undertakes no obligation to update publicly or revise any forward-looking statement as a result of new information, future developments, or otherwise.